SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






        Date of Report (Date of earliest event reported) February 3, 2004







                            PENN-AMERICA GROUP, INC.
                            ------------------------
            (Exact name of registration as specified in this charter)





         Pennsylvania                 0-22316                 23-2731409
-------------------------------  ------------------    ------------------------
(State or other jurisdiction of   (Commission File        (I.R.S. Employer
incorporation or organization)        Number)            Identification No.)



420 S. York Road, Hatboro, Pennsylvania                              19040
---------------------------------------                      -------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
                                                      --------------

Items 1-6 and 8.  None

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1 Presentation materials and text of remarks delivered by Jon Saltzman and Joe Morris at Emerald Groundhog Day Investment Forum on February 3, 2004.

Item 9.  Regulation FD Disclosure

On February 3, 2004, Jon Saltzman, President and CEO and Joseph Morris, Sr. Vice President, CFO and Treasurer of Penn-America Group, Inc. (the "Company") presented at the Eleventh Annual Emerald Groundhog Day Investment Forum. The materials presented including the text of the presentation are attached hereto as an exhibit.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PENN-AMERICA GROUP, INC.



Date:  February 3, 2004
                                                BY:  /s/ Garland P. Pezzuolo
                                                     ---------------------------
                                                     Garland P. Pezzuolo
                                                     (Vice President, Secretary
                                                      and General Counsel)